THIS LETTER OF TRANSMITTAL AND ELECTION FORM IS FOR USE ONLY IN CONJUNCTION WITH THE ARRANGEMENT INVOLVING HECLA MINING COMPANY, 0963708 B.C. LTD., AURIZON MINES LTD. AND THE AURIZON SECURITYHOLDERS

PLEASE READ THE MANAGEMENT INFORMATION PROXY CIRCULAR AND THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND ELECTION FORM CAREFULLY BEFORE COMPLETING IT

AS PROVIDED IN THE ACCOMPANYING CIRCULAR YOU MAY MAKE AN ELECTION AS TO THE FORM OF CONSIDERATION THAT YOU WILL BE ENTITLED TO RECEIVE UNDER THE ARRANGEMENT, SUBJECT TO PRO-RATION AS DESCRIBED HEREIN. IN ORDER FOR YOUR ELECTION TO BE EFFECTIVE, THIS LETTER OF TRANSMITTAL AND ELECTION FORM MUST BE VALIDLY COMPLETED, DULY EXECUTED AND RETURNED TO THE DEPOSITARY, COMPUTERSHARE INVESTOR SERVICES INC., PRIOR TO 4:00 P.M. (TORONTO TIME) ON MAY 7, 2013, OR SUCH LATER DATE AS MAY BE DETERMINED AND PUBLISHED IN ACCORDANCE WITH THE ARRANGEMENT.

LETTER OF TRANSMITTAL AND ELECTION FORM

to accompany certificates for common shares

of

AURIZON MINES LTD.

to be deposited pursuant to the Arrangement

with

HECLA MINING COMPANY

If you hold your Aurizon Shares through a broker, investment dealer or other intermediary, please follow the instructions provided by such broker, investment dealer or other intermediary, or contact such broker, investment dealer or other intermediary for instructions and assistance, with respect to making an election as to the form of Consideration you wish to receive.

This Letter of Transmittal and Election Form (this “Letter”) is for use by registered holders of Aurizon Shares (“Registered Aurizon Shareholders”) in connection with the proposed arrangement (the “Arrangement”) under Section 288 of the Business Corporations Act (British Columbia) (the “BCBCA”) involving Aurizon Mines Ltd. (“Aurizon”) and Hecla Mining Company (“Hecla”). Capitalized terms used but not defined in this Letter have the meaning set out in the management information proxy circular dated April 10, 2013 (the “Circular”) accompanying this Letter.

Under the terms of the Arrangement, each Registered Aurizon Shareholder (other than (i) Aurizon Shareholders who exercise Dissent Rights or (ii) Hecla or any subsidiary of Hecla), and any Aurizon Optionholder who is issued Aurizon Shares in satisfaction of Option Consideration, may elect to receive, subject to withholding rights and pro-ration, in respect of each Aurizon Share held by such Aurizon Shareholder (the “Consideration”):

1 $4.75 in cash (the “Cash Consideration”); or

2. 0.9953 of a Hecla Share (the “Share Consideration”); or

3. a combination of Cash Consideration and Share Consideration.

For greater certainty, with respect to any election pursuant to the foregoing, an Aurizon Shareholder may elect to receive a combination of the Cash Consideration and the Share Consideration in exchange for theaggregate number of Aurizon Shares in respect of which such election is made, provided however for calculation purposes only, each individual Aurizon Share may only be exchanged for either Cash Consideration or Share Consideration.

You are urged to read the Circular which contains, among other things, a description of Hecla Shares and certain withholding rights and pro-ration adjustments which may result in you receiving Consideration in exchange for each of your Aurizon Shares which is different from the Consideration that you elect to receive in this Letter.

Aurizon Shareholders should consult their professional advisors prior to making an election as to the form of Consideration they wish to receive under the Arrangement.

The maximum aggregate amount of Cash Consideration to be paid to Aurizon Shareholders is $513,631,193 (the “Maximum Cash”). The maximum aggregate number of Hecla Shares that may be received by Aurizon Shareholders is 57,000,000 (the “Maximum Shares”).

In the event that: (x) the aggregate amount of the Cash Consideration that would be paid to Aurizon Shareholders exceeds the Maximum Cash, then the Cash Consideration to be paid to any Aurizon Shareholder who has elected or is deemed to have elected to receive Cash Consideration shall be determined by multiplying the total amount of Cash Consideration otherwise payable to such holder by a fraction, rounded to six decimal places, the numerator of which is the Maximum Cash and the denominator of which is the aggregate amount of Cash Consideration otherwise payable to all Aurizon Shareholders who have so elected (or are deemed to have elected), and such Aurizon Shareholder will be deemed to have elected to receive Share Consideration for the remainder of their Aurizon Shares, for which such Aurizon Shareholder would otherwise have received Cash Consideration; or (y) the aggregate number of Hecla Shares that would be issuable to Aurizon Shareholders exceeds the Maximum Shares, then the number of Hecla Shares issuable to any Aurizon Shareholder shall, subject to rounding in accordance with the Plan of Arrangement, be determined by multiplying the total number of Hecla Shares otherwise issuable to such Aurizon Shareholder by a fraction, rounded to six decimal places, the numerator of which is the Maximum Shares and the denominator of which is the aggregate number of Hecla Shares otherwise issuable to all Aurizon Shareholders who have so elected (or are deemed to have so elected), and such Aurizon Shareholder shall be deemed to have elected to receive Cash Consideration for the remainder of their Aurizon Shares for which such Aurizon Shareholder would, but for this clause, have received Hecla Shares.

The Cash Consideration will be paid in Canadian dollars.

In no event shall any holder of Aurizon Shares be entitled to a fractional Hecla Share. Where the aggregate number of Hecla Shares to be issued to a holder of Aurizon Shares as Consideration under the Arrangement would result in a fraction of a Hecla Share being issuable, the number of Hecla Shares to be received by such holder shall be rounded up to the nearest whole Hecla Share in the event that the holder is entitled to a fractional share representing 0.5 or more of a Hecla Share and shall be rounded down to the nearest whole Hecla Share in the event that a holder is entitled to a fractional share representing less than 0.5 of a Hecla Share.

To make a valid election as to the form of Consideration that you wish to receive under the Arrangement (subject to pro-ration), you must sign and return, if applicable, this Letter and make a proper election hereunder and return it with accompanying Aurizon Share certificate(s) to the Depositary prior to 4:00 p.m. (Toronto Time) on May 7, 2013, being two business days immediately prior to the date of the Meeting, or such later date as may be determined and published in accordance with the Arrangement (the “Election Deadline”).

AURIZON SHAREHOLDERS (1) WHO DO NOT MAKE AN ELECTION PRIOR TO THE ELECTION DEADLINE OR (2) FOR WHOM THE DEPOSITARY DETERMINES THAT THEIR ELECTION WAS NOT PROPERLY MADE WITH RESPECT TO ANY AURIZON SHARES, WILL BE DEEMED TO HAVE ELECTED TO RECEIVE SHARE CONSIDERATION IN RESPECT OF THEIR AURIZON SHARES (SUBJECT TO PRO-RATION).

The Effective Date of the Arrangement is currently expected to occur prior to June 30, 2013, after all required regulatory approvals have been obtained and all other conditions to completion of the Arrangement have been satisfied or waived. COMPLETION OF THE ARRANGEMENT IS SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS. NO PAYMENT OF ANY CASH OR SHARE CONSIDERATION WILL BE MADE PRIOR TO THE EFFECTIVE TIME.

All elections and deposits made under this Letter are irrevocable. However, an election made under a Letter deposited on or prior to the Election Deadline may be changed by depositing a new Letter with the Depositary on or prior to the Election Deadline.

The Depositary, Georgeson Shareholder Communications Canada Inc., in its capacity as the proxy solicitation agent, or your broker or other financial advisor can assist you in completing this Letter (see back page of this Letter for certain addresses and telephone numbers). Aurizon Shareholders whose Aurizon Shares are registered in the name of a broker, investment dealer, bank, trust company or other intermediary should contact such intermediary for assistance in depositing their Aurizon Shares.

DELIVERY OF THIS LETTER TO AN ADDRESS OTHER THAN AS SET FORTH ON THE BACK PAGE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER IN THE APPROPRIATE SPACE PROVIDED BELOW.

Whether or not the undersigned delivers the required documentation to the Depositary, as of the Effective Time, the undersigned will cease to be a holder of Aurizon Shares and, subject to the ultimate expiry identified below, will only be entitled to receive the Consideration to which the undersigned is entitled under the Arrangement. REGISTERED SHAREHOLDERS WHO DO NOT DELIVER CERTIFICATES REPRESENTING THEIR AURIZON SHARES AND ALL OTHER REQUIRED DOCUMENTS TO THE DEPOSITARY ON OR BEFORE THE SIXTH ANNIVERSARY OF THE EFFECTIVE DATE WILL LOSE THEIR RIGHT TO RECEIVE ANY CONSIDERATION FOR THEIR AURIZON SHARES AND ANY CLAIM OR INTEREST OF ANY KIND OR NATURE AGAINST HECLA, ANY SUBSIDIARY OR AFFILIATE OF HECLA, AURIZON OR THE DEPOSITARY.

Please read carefully the instructions and rules set forth below before completing this Letter.

TO: COMPUTERSHARE INVESTOR SERVICES INC. (the “Depositary”)

AND TO: HECLA MINING COMPANY

AND TO: AURIZON MINES LTD.

PART I
SHARE OWNERSHIP DECLARATION

Please enter the number of Aurizon Shares you hold below:

Total Number of Aurizon Shares Held:	(Box 1)

:

PART II
ELECTION

THE UNDERSIGNED ELECTS TO RECEIVE THE FOLLOWING FOR EACH AURIZON SHARE TRANSMITTED UNDER THE ARRANGEMENT (SUBJECT TO PRO-RATION):

	☐ Cash Election for	Aurizon Shares
	☐ Share Election for	Aurizon Shares
TOTAL

TOTAL must be equal to the number of Registered Aurizon Shares entered in Part III below.

Note:	Aurizon Shareholders should consult their financial advisor prior to making an election as to the form of Consideration they wish to receive under the Arrangement.

PART III
TRANSMITTAL FORM

The undersigned Registered Aurizon Shareholder hereby deposits with the Depositary, for exchange upon the Arrangement becoming effective, the enclosed certificate(s) representing Aurizon Shares, details of which are as follows:

Name(s) in Which Aurizon Shares are Registered (Please fill in exactly as name(s) appear(s) on certificate(s)	Certificate Number(s)	Number of Aurizon Shares Deposited with this Letter

TOTAL

Note: If space is insufficient, please attach a separate schedule to this Letter.

The total of the numbers filled in above must equal the total number of Aurizon Shares represented by the share certificate(s) enclosed with this Letter.

PART IV
TO BE COMPLETED BY ALL REGISTERED AURIZON SHAREHOLDERS

Note:	Please review carefully the general terms in Part V and the instructions in Part VI before completing the following information.

A. Registration and Payment Instructions

Issue and send certificate(s) and cheque (if any) as indicated below:

THIS BOX MUST BE COMPLETED.

(Name)(please print)

(Title, if applicable)

(Street Address)

(City)(Province or State)(Postal or Zip Code)

(Country)

(Telephone – Business Hours)

B. Special Delivery Instructions

Fill in name and address below ONLY if the certificate(s) and/or the cheque are to be sent to someone other than the Registered Aurizon Shareholder or to an address other than the address of the Registered Aurizon Shareholder as it appears in this Letter.

(Name)(please print)

(Street Address)

(City) (Province or State) (Postal or Zip Code)

(Country)

(Telephone – Business Hours)

C. Special Pick-Up Instructions ☐ Hold certificate(s) and cheque (if any) for pick up	DATED: _____________________________ 2013 Signature of holder or authorized representative

D. Information Regarding Residence

Note: If you do not complete this portion of this Letter, your election will be invalid.

The undersigned represents that:

☐  the beneficial owner of the Aurizon Shares deposited hereby is resident in Canada for purposes of the Income Tax Act (Canada) (a "Canadian Resident")

☐  the beneficial owner of the Aurizon Shares deposited hereby is not a Canadian Resident

If the beneficial owner of the Aurizon Shares deposited hereby is not a Canadian Resident, indicate country of residence:

Canadian Residents who are individuals other than trusts must provide their Social Insurance Number; U.S. persons must provide their Taxpayer Identification Number or Social Security Number:

U.S. residents/clients must complete the
Form W-9 in Part VII below.

Signature of Shareholder(s) or authorized representative

Name of Shareholder (Please print)

Taxpayer Identification Number, Social Insurance Number or Social Security Number

Name of authorized representative (Please print) Signature Guaranteed By:
(if required under Instruction 4 set out below)

Name of guarantor (Please print)

Address (Please print)

(Telephone Number of Shareholder or authorized representative– Business Hours)

PART V
GENERAL TERMS

By completing and signing PART IV above:

1.	The undersigned Registered Aurizon Shareholder understands that, upon (i) receipt by the Depositary of this Letter, the certificate(s) representing the Aurizon Shares surrendered herewith (the “Transmitted Shares”) and all other required documentation, and (ii) completion of the Arrangement, the Depositary will, as soon as practicable, cancel the certificates(s) representing the Transmitted Shares and send to the undersigned the Consideration which it is entitled to receive in respect of such Transmitted Shares, or hold the Consideration for pick-up, if requested in Box C above.
2.	The undersigned Registered Aurizon Shareholder hereby represents and warrants, as of the date hereof and as of the Effective Time, that: (i) the Registered Aurizon Shareholder is the owner of the Transmitted Shares; (ii) the Registered Aurizon Shareholder has good title to the Transmitted Shares free and clear of all mortgages, liens, charges, encumbrances, restrictions, security interests and adverse claims; (iii) the undersigned Registered Aurizon Shareholder has full power and authority to execute and deliver this Letter and to deposit, sell, assign, transfer and deliver the Transmitted Shares; (iv) the Transmitted Shares have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Transmitted Shares to any other person, other than pursuant to the Arrangement; (v) the surrender of the Transmitted Shares complies with applicable laws; and (vi) all information inserted by the undersigned Registered Aurizon Shareholder into this Letter is accurate and complete. These representations and warranties will survive the completion of the Arrangement.

3.	The undersigned Registered Aurizon Shareholder acknowledges that at the Effective Time, all its rights, title and interest in the Transmitted Shares will be directly or indirectly assigned and transferred to a wholly-owned subsidiary of Hecla in exchange for the Consideration and that upon payment of the Consideration, none of Hecla, any subsidiary of Hecla or Aurizon or any successor thereto will be subject to any adverse claim in respect of such Transmitted Shares.
4.	The undersigned Registered Aurizon Shareholder irrevocably appoints the Depositary as its agent to effect the exchange and delivery pursuant to the instructions hereto and the Arrangement. All authority conferred or agreed to be conferred in this Letter shall be binding upon the undersigned’s successors, assigns, heirs, executors, administrators and legal representatives and shall not be affected by, and shall survive, the undersigned’s death or incapacity.
5.	Except for any proxy deposited with respect to the vote on the Arrangement in connection with the Meeting, the undersigned Registered Aurizon Shareholder revokes any and all authority, other than as granted in this Letter, whether as agent, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Transmitted Shares and no subsequent authority, whether as agent, attorney-in-fact, proxy or otherwise, will be granted with respect to the Transmitted Shares.
6.	The undersigned Registered Aurizon Shareholder will, upon request, execute any signature guarantees or additional documents deemed by the Depositary to be reasonably necessary or desirable to complete the transfer of the Transmitted Shares.
7.	The undersigned Registered Aurizon Shareholder acknowledges that there shall be no duty or obligation on Hecla, any subsidiary of Hecla, Aurizon, the Depositary or any other person to give notice of any defect or irregularity in any deposit and no liability shall be incurred by any of them for failure to give such notice.
8.	Unless otherwise indicated in Box B or C above, the undersigned Registered Aurizon Shareholder requests that the Depositary mail the Consideration by first-class mail to the undersigned Registered Aurizon Shareholder at the address specified in Box A above and the cheque representing the Consideration be issued in the name(s) as set out in Box A above. If no address is specified in Box A or B above, the undersigned Registered Aurizon Shareholder acknowledges that the Depositary will forward the Consideration to the address of the undersigned Registered Aurizon Shareholder as shown on the share register maintained by Aurizon.
9.	All payments will be made in Canadian dollars.
10.	It is understood that under no circumstances will interest accrue or be paid on the consideration payable in respect of the Transmitted Shares in connection with the Arrangement.
11.	In the event that the Arrangement is not completed for any reason, the certificate(s) that accompany this Letter will be returned to the undersigned Registered Aurizon Shareholder by first-class mail at the address specified in Box A or B above. If no address is specified in Box A or B and if a request is not made to hold cheques for pick up in Box C above, the undersigned Registered Aurizon Shareholder acknowledges that the Depositary will forward the certificate(s) to the address of the undersigned Registered Aurizon Shareholder as shown on the share register maintained by Aurizon.
12.	The undersigned Registered Aurizon Shareholder acknowledges and agrees that the method of delivery of the certificate(s) representing Aurizon Shares and all other required documents is at the election and risk of the undersigned.
13.	By reason of the use by the undersigned Registered Aurizon Shareholder of an English language form of Letter, the Registered Aurizon Shareholder shall be deemed to have required that any contract evidenced by this Letter, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage de cette lettre d’envoi et formule de choix en langue anglaise par le soussigne, le soussigne et les destinataires sont reputes avoir requis que tout contrat atteste par cette lettre d’envoi et formule de choix, de méme que tous les documents qui s’y rapportent, soient rediges exclusivement en anglais.

14.	This Letter will be governed by and construed in accordance with the laws of the Province of British Columbia.
15.	The undersigned Registered Aurizon Shareholder acknowledges that Hecla, Acquireco, Aurizon and the Depositary shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable to the undersigned pursuant to the Arrangement and from any all dividends or other distributions otherwise payable to the undersigned such amounts as Hecla or the Depositary is required or permitted to deduct and withhold with respect to such payment under the Income Tax Act (Canada), the United States Internal Revenue Code of 1986, as amended or any provision of any applicable federal, provincial, state, local or foreign tax law or treaty, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of the Arrangement as having been paid to the undersigned, provided that such withheld amounts are actually remitted to the appropriate taxing authority.

PART VI
INSTRUCTIONS

1.	Use of this Letter

This Letter is to be completed by a Registered Aurizon Shareholder holding Aurizon Shares. A properly completed and duly executed Letter in the appropriate form (or a manually signed facsimile thereof) should be received by the Depositary at the appropriate address set out on the back page of this Letter in order to facilitate prompt delivery of the Consideration upon completion of the Arrangement. The method used to deliver this Letter and the share certificate(s) in respect of the Aurizon Shares is at the option and risk of the Registered Aurizon Shareholder, and delivery will be deemed effective only when such documents are actually received by the Depositary. Aurizon recommends that, if practicable, the necessary documentation be hand-delivered to the Depositary, at the address set out on the back page of this Letter, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is highly recommended.

Aurizon Shareholders whose Aurizon Shares are registered in the name of a broker, investment dealer, bank, trust company or other intermediary should contact that intermediary for assistance in depositing those Aurizon Shares.

2.	Signatures

This Letter must be completed and signed by the holder of the Transmitted Shares or by such holder’s duly authorized representative (in accordance with Instruction 5).

(a)	If this Letter is signed by the registered holder(s) of the accompanying certificate(s), such signature(s) on this Letter must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such deposited certificate(s) are owned of record by two or more joint owners, all such owners must sign this Letter.
(b)	If this Letter is signed by a person other than the registered holder(s) of the accompanying certificate(s):
(i)	such deposited certificate(s) must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered holder(s);
(ii)	the signature(s) on such endorsement or share transfer power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 4 below; and

(iii)	in the event that any transfer or other taxes become payable by reason of the transfer of the deposited certificates, the transferee or assignee must pay such tax to the Depositary or must establish to the satisfaction of the Depositary that such tax has been paid.
3.	Defects or Irregularities

Each of Hecla and its wholly-owned subsidiary reserves the right, if it so elects, in its absolute discretion, to direct the Depositary to waive any defect or irregularity contained in this Letter or any other document received by the Depositary. Neither Hecla, its wholly-owned subsidiary nor the Depositary is under any duty to notify a depositing Aurizon Shareholder of any such defect or irregularity or shall incur any liability for failure to give any such notification.

4.	Guarantee of Signatures

If this Letter is signed by a person other than the registered holder(s) of the Transmitted Shares, or if the payment is to be made in a name other than the registered holder(s), or if the Arrangement is not completed and the Transmitted Shares are to be returned to a person other than such registered holder(s), or sent to an address other than the address of the registered holder(s) as shown on the registers of Aurizon, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

An “Eligible Institution” means a Canadian Schedule I chartered bank, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

5.	Fiduciaries, Representatives and Authorizations

Where this Letter is executed by a person on behalf of an executor, administrator, trustee, guardian, corporation, partnership or association or is executed by any other person acting in a representative or fiduciary capacity, this Letter must be accompanied by satisfactory evidence of such person’s proof of appointment and authority to act. Either Hecla, its wholly-owned subsidiary or the Depositary, at their discretion, may require additional evidence of appointment or authority or additional documentation.

6.	Miscellaneous
(a)	If the space on this Letter is insufficient to list all certificates for Transmitted Shares, additional certificate numbers and number of Transmitted Shares may be included on a separate signed list affixed to this Letter.
(b)	If Transmitted Shares are registered in different names, however different (e.g. “John Doe” and “J. Doe”), a separate Letter should be signed for each different registration.

(c) No alternative, conditional or contingent deposits will be accepted.

(d)	Additional copies of the Circular and this Letter may be obtained from the Depositary at the address set out on the back page of this Letter.
7.	Privacy Notice

Computershare is committed to protecting your personal information. In the course of providing services to you and Computershare's corporate clients, Computershare receives non-public personal information about you - from transactions Computershare performs for you, forms you send Computershare, other communications Computershare has with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. Computershare uses this to administer your account, to better serve your and Computershare's clients’ needs and for other lawful purposes relating to Computershare's services. Some of your information may be transferred to servicers in the U.S.A. for data processing and/or storage. Computershare has prepared a Privacy Code to tell you more about Computershare's information practices, how your privacy is protected and how to contact Computershare's Chief Privacy Officer. It is available at Computershare's website, computershare.com, or by writing Computershare at 100 University Avenue, Toronto, Ontario, M5J 2Y1. Computershare will use the information you are providing in order to process your request and will treat your signature(s) as your consent to Computershare so doing.

8.	U.S. Holders; Form W-9

A U.S. Holder for purposes of this Letter is any Registered Aurizon Shareholder that is either a U.S. person (as defined in Part VII under “Important Tax Information for U.S. Holders”, below) or provides the Depositary with a mailing address in the United States. Each U.S. Holder that is a U.S. person depositing Aurizon Shares to the Depositary is required to provide the Depositary with a correct U.S. taxpayer identification number (a “TIN”) (generally the holder’s social security number or federal employer identification number) and with certain other information, on Form W-9, which is provided under “Important Tax Information for U.S. Holders” below. A U.S. Holder that is not a U.S. person but provides a mailing address in the United States will be required to furnish an IRS Form W-8BEN or other appropriate IRS Form W-8, which the Depositary will provide upon request. Failure to provide the information on Form W-9 or relevant IRS Form W-8, as applicable, may subject the depositing holder to U.S. federal backup withholding on the gross amount of any payments made to the U.S. Holder, and, in certain cases, penalties.

9.	Lost Certificates

If a share certificate has been lost or destroyed, this Letter should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary at its office at 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1, Attention: Corporate Actions. The Depositary will forward such Letter to the transfer agent for the Aurizon Shares so that the transfer agent may provide replacement instructions. If a share certificate has been lost or destroyed, please ensure that you provide your telephone number to the Depositary so that the Depositary or the transfer agent for the Aurizon Shares may contact you.

PART VII
IMPORTANT TAX INFORMATION FOR U.S. HOLDERS

To prevent backup withholding on any payment made to a U.S. Holder (or a person acting on behalf of a U.S. Holder) with respect to Aurizon Shares surrendered, you are required, if you are a U.S. person (as defined below), to notify the Depositary of your current TIN (or the TIN of the person on whose behalf you are acting) by completing the Form W-9 as described more fully below. If you are a U.S. Holder that is not a U.S. person but provides a mailing address in the United States, you will be required to furnish the relevant IRS Form W-8 to avoid backup withholding, which the Depositary will provide upon request. Backup withholding is not an additional tax. Amounts withheld are creditable against the shareholder’s regular United States federal income tax liability, and any amounts overwithheld generally will be refundable to the shareholder if the shareholder properly files a United States federal income tax return.

Each U.S. Holder of Aurizon Shares is urged to consult his, her or its own tax advisor to determine whether such holder is required to furnish Form W-9, is exempt from backup withholding and information reporting, or is required to furnish an IRS Form W-8.

You are a “U.S. person” for purposes of this Letter if you are, for U.S. federal income tax purposes, (1) an individual who is a citizen or a resident of the United States (including a U.S. resident alien), (2) a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, (3) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (4) a trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more “United States persons”, as such term is defined in the Internal Revenue Code of 1986, as amended, are authorized to control all substantial decisions of the trust (or certain other electing trusts).

Each U.S. person is required to provide the Depositary with a correct TIN and with certain other information on Form W-9, which is attached below, and to certify that the TIN provided is correct (or that such U.S. person is awaiting a TIN) and that (a) the U.S. person has not been notified by the Internal Revenue Service that the U.S. person is subject to backup withholding as a result of a failure to report all interest or dividends or (b) the Internal Revenue Service has notified the U.S. person that the U.S. person is no longer subject to backup withholding.

The TIN is generally the U.S. person’s social security number or federal employer identification number. The U.S. person is required to furnish the TIN of the registered owner of the Aurizon Shares. The enclosed Form W-9 explain the proper certification to use if the Aurizon Shares are registered in more than one name or are not registered in the name of the actual owner. If the U.S. person has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future the U.S. person should write “Applied For” in Part I of the Form W-9 and complete the additional certification at the bottom of the Form W-9. If such U.S. person does not provide a TIN to the Depositary by the time of payment, the Depositary will backup withhold a portion of such payments. Certain U.S. persons (including U.S. corporations) are not subject to these backup withholding and reporting requirements. See the enclosed Form W-9 for additional instructions.

Failure to timely provide the required information on the Form W-9 may subject the depositing U.S. person to a US$50 penalty imposed by the Internal Revenue Service and subject the U.S. person to backup withholding of a portion of any payment at the applicable rate (currently 28%). More serious penalties may be imposed for providing false information which, if wilfully done, may result in fines and/or imprisonment.

U.S. Holders that are not U.S. persons but provide a mailing address in the United States will be required to file an IRS Form W-8BEN or other appropriate IRS Form W-8. The Depositary will provide such forms upon request. A failure to properly complete and furnish the appropriate IRS Form W-8 may result in backup withholding.

IRS Circular 230 disclosure: To ensure compliance with requirements imposed by the Internal Revenue Service, you are hereby notified that: (a) any discussion of U.S. federal income tax issues in this Letter is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer; (b) such discussion is written in connection with the promotion or marketing (within the meaning of Circular 230) of the transactions or matters addressed herein; and (c) you should seek advice based on your particular circumstances from an independent tax advisor.

Form **W-9**
(Rev. December 2011)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give Form to the requester. Do not send to the IRS.

Print or type
See **Specific Instructions** on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification:
☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ________

☐ Exempt payee

☐ Other (see instructions) ▶

Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Social security number
☐☐☐ – ☐☐ – ☐☐☐☐

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Employer identification number
☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here | **Signature of U.S. person** ▶ | **Date** ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
- An estate (other than a foreign estate), or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X Form **W-9** (Rev. 12-2011)

Form W-9 (Rev. 12-2011) Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see *Special rules for partnerships* on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Disregarded entity. Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

Form W-9 (Rev. 12-2011) Page 3

Other entities. Enter your business name as shown on required federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/disregarded entity name" line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the "Exempt payee" box in the line following the "Business name/disregarded entity name," sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited Liability Company (LLC)* on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: *A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.*

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see *Exempt Payee* on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev. 12-2011) Page 4

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	**Give name and EIN of:**
7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity [4]
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 1.

*Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.ftc.gov/idtheft* or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
WROTE "APPLIED FOR" IN PART 1 OF THIS FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part II of the Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all payments made to me before I provide a properly certified TIN will be subject to the applicable percentage of backup withholding tax.

Signature of U.S. person                                                                             Date

THE DEPOSITARY FOR THE ARRANGEMENT IS:

COMPUTERSHARE INVESTOR SERVICES INC.

By Hand or by Courier:

100 University Avenue, 9th Floor

Toronto, Ontario M5J 2Y1

Attention: Corporation Actions

By Mail:

P.O. Box 7021

31 Adelaide Street E.

Toronto, Ontario M5C 3H2

Attention: Corporate Actions

North American Toll-Free Number: 1-800-564-6253

International line (outside Canada and U.S.): 1-514-982-7555

E-Mail: corporateactions@computershare.com

THE PROXY SOLICITATION AGENT FOR THE ARRANGEMENT IS:

100 University Avenue

11th Floor, South Tower

Toronto, Ontario M5J 2Y1

North American Toll-Free Number: 1-866-717-7947

International line (outside Canada and U.S.): 1-781-575-2168

E-Mail: askus@georgeson.com

Any questions and requests for assistance or additional copies of the Circular and this Letter may be directed to the Depositary at the telephone numbers and location set out above. Aurizon Shareholders may also contact Georgeson Shareholder Communications Canada Inc., proxy solicitation agent to Aurizon, at the telephone numbers and location set out above, or their broker, dealer, commercial bank, trust company, lawyer, or professional advisor or other intermediary for assistance concerning the Arrangement.